                                                                 Exhibit 10.33

                 AMENDMENT TO JUNE 30, 1996 WARRANT AGREEMENT
                                By and between
                  AVIATION GROUP, INC. AND RICHARD L. MORGAN



     WHEREAS a special meeting of the Board of Director of Aviation Group, Inc. (the "Company") was held August 14, 1998 wherein the Company agreed to amend the WARRANT AGREEMENT between the Company and Richard L. Morgan dated June 30, 1996 as more fully described in the minutes of said meeting and WARRANT AGREEMENT attached herewith,

     NOW THEREFORE, the Company hereby extends the expiration date of the Warrant to March 31, 2003. All other rights and obligations of the parties described in the WARRANT AGREEMENT are to remain the same.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, as of the day and year first above written.


                                    AVIATION GROUP, INC.



                                    By:  /s/ Lee Sanders
                                       ---------------------------------



                                    /s/ Richard L. Morgan
                                    ------------------------------------
                                    Richard L. Morgan

              SECOND AMENDMENT TO JUNE 30, 1996 WARRANT AGREEMENT
                                By and between
                  AVIATION GROUP, INC. AND RICHARD L. MORGAN



     WHEREAS a special meeting of the Board of Director of Aviation Group, Inc. (the "Company") was held August 17, 1999 wherein the Company agreed to amend the WARRANT AGREEMENT between the Company and Richard L. Morgan dated June 30, 1996 as more fully described in the minutes of said meeting and WARRANT AGREEMENT attached herewith,

     NOW THEREFORE, the Company hereby amends the exercise price of the Warrant to $1.6875. All other rights and obligations of the parties described in the WARRANT AGREEMENT are to remain the same.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, as of the day and year first above written.


                                    AVIATION GROUP, INC.



                                    By:   /s/ Lee Sanders
                                       ----------------------------------------



                                    /s/ Richard L. Morgan
                                    --------------------------------------------
                                    Richard L. Morgan